UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     September 9, 2010

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park 271 Mill Road Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)  Election of Director

The Board of Directors (the “Board”) of Datawatch Corporation (the “Company”) has appointed David C. Mahoney to a newly created seat on the Company’s Board, effective September 9, 2010.  On September 10, 2010, the Company issued a press release regarding Mr. Mahoney’s appointment to the Board.  The press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

As a non-employee director, Mr. Mahoney is entitled to compensation pursuant to the Company’s director compensation policies described on page 8 of the Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 28, 2010.  In accordance with such policies, Mr. Mahoney was granted effective upon his election restricted stock units for 2,500 shares of Common Stock, $.01 par value, of the Company, to be vested in one-third increments on each of the first and second anniversary of September 9, 2010, with the balance to be vested on the third anniversary of September 9, 2010.  The agreement setting forth the terms and conditions of such grant is in the same form as the Restricted Stock Unit Agreements entered into by the Company’s other non-employee directors in connection with similar grants.  Such form was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 2, 2007 and is incorporated herein by reference.

In connection with his election, Mr. Mahoney will also enter into an indemnification agreement the Company (the “Indemnification Agreement”), which is in the same form as the indemnification agreements entered into by the other non-employee directors on the Company’s Board.  Such form was filed with the SEC as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, and is incorporated herein by reference.  The Indemnification Agreement requires the Company to indemnify Mr. Mahoney for any and all expenses (including attorney fees), judgments, penalties, fines and amounts paid in settlement which are actually and reasonably incurred by him in connection with any threatened, pending or completed proceeding arising out of Mr. Mahoney’s status as a director of the Company.  In addition, the Indemnification Agreement requires the Company to advance expenses incurred by Mr. Mahoney in connection with any proceeding against him with respect to which he may be entitled to indemnification by the Company.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.             Description

99.1	Press release issued by Datawatch Corporation, dated September 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

By:	/s/ Murray P. Fish
Name: Murray P. Fish
Title: Chief Financial Officer

Date:  September 10, 2010

EXHIBIT INDEX

Exhibit No.             Description

99.1	Press release issued by Datawatch Corporation, dated September 10, 2010.